Income taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income taxes

11 Income taxes

Caymans and BVIs

The Company and its subsidiary are domiciled in the Cayman Island and British Virgin Islands. The locality currently enjoys permanent income tax holidays; accordingly, the Company and Ryde Group (BVI) Ltd do not accrue for income taxes.

Singapore

Ryde Technologies Pte. Ltd. and Meili Technologies Pte. Ltd. are incorporated in Singapore and are subject to Singapore Corporate Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. The applicable tax rate is 17% in Singapore, with 75% of the first S$10,000 taxable income and 50% of the next S$190,000 taxable income exempted from income tax.

Malaysia

Meili Technologies (M) Sdn. Bhd. is subject to Malaysia Corporate Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Malaysia tax laws. The standard corporate income tax rate in Malaysia is 24%. However, if the Company has a paid-up capital of MYR 2.5 million or less, and gross income from business of not more than MYR 50 million, the tax rates will be 15% on the first MYR 150,000, 17% on amount between MYR150,001 to MYR600,000, and 24% on amount exceeding MYR 600,000.

The income tax provision in both current and deferred portions are nil for the year ended December 31, 2024 and 2023, respectively.

RYDE GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11	Income taxes (continued)

A reconciliation between the Company’s actual provision for income tax and the provision at the respective statutory rate was as follows:

	Year Ended December 31,
	2022	2023	2024	2024
	S$’000	S$’000	S$’000	US$’000

Loss before income taxes	(4,960)	(12,869)	(18,675)	(13,669)

Tax at Singapore statutory rate of 17%	(843)	(963)	(561)	(411)
Effect of international in foreign jurisdiction	-	-	(1)	(1)
Reconciling items:
Non-deductible expenses	51	181	94	71
Government grant not subject to tax	(33)	(7)	(6)	(4)
Valuation allowance for tax losses	828	778	474	345
Others	(3)	11	-	-
Tax charge	-	-	-	-

Significant components of the Company’s deferred tax balances as of December 31, 2024 and 2023 are as follows:

	December 31, 2023	December 31, 2024	December 31, 2024
	S$’000	S$’000	US$’000
Deferred tax assets
Tax losses carry forwards	2,635	3,109	2,276
Less: Valuation allowance	(2,635)	(3,109)	(2,276)
Total deferred tax assets	-	-	-

Deferred tax liabilities
Total deferred tax liabilities	32	32	23

Deferred tax liability in relating to the fair value of intangible assets arising from the acquisition of Meili Technologies Pte. Ltd.

The tax losses carry forwards is available for offsetting against future taxable profits for which no deferred tax asset is recognized due to uncertainty of its recoverability. The realization of the future income tax benefits from the tax losses carry forwards is available for an unlimited future period subject to the compliance with certain provisions of the tax legislations of the countries in which the group companies operate.

As of December 31, 2024, the open tax year for our entities in Singapore and Malaysia is the tax year 2024.

RYDE GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS